UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2026
STONERIDGE, INC.
(Exact Name of Registrant as Specified in its Charter)

Ohio	001-13337	34-1598949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
39675 MacKenzie Drive, Suite 400, Novi, Michigan 48377
(Address of Principal Executive Offices, and Zip Code)
(248) 489-9300
Registrant’s Telephone Number, Including Area Code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	SRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 Entry into a Material Definitive Agreement.
On March 6, 2026, Stoneridge, Inc. (the “Company”) entered into Amendment No. 3 to the Fifth Amended and Restated Credit Agreement (the “Credit Facility”) by and among the Company and certain of its subsidiaries as Borrowers, certain of its subsidiaries as Guarantors, PNC Bank, National Association, as Administrative Agent, and the financial parties thereto (“Amendment No. 3”). Amendment No. 3 amends and restates the Credit Facility in its entirety beginning December 31, 2025 and ending at the Credit Facility's amended termination date of July 1, 2027. Amendment No. 3 also provides for certain covenant relief and adjustments to terms and conditions as follows:
•expiration date of the Credit Facility is extended from November 2, 2026 to July 1, 2027;
•the current minimum interest coverage ratio of 2.50 will be reduced to 1.60 for the quarter ended March 31, 2026 1.70 for the quarter ended June 30, 2026, 1.75 for the quarter ended September 30, 2026 and 2.50 for the quarter ended December 31, 2026 and thereafter;
•the maximum leverage ratio was increased to 3.75 for the quarter ended December 31, 2025, increases to 6.25 for the quarter ended March 31, 2026, 6.75 for the quarter ended June 30, 2026, 6.00 for the quarter ended September 30, 2026 and 4.00 for the quarter ended December 31, 2026 and thereafter;
•on December 31, 2026, the current borrowing capacity of $175.0 million will be reduced to the lesser of $157.5 million or the then current Credit Facility commitment;
•modifications to Consolidated EBITDA (as defined); and
•modifications and additions to affirmative covenants.
The foregoing description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 3, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated herein by reference.
ITEM 9.01    Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to the Fifth Amended and Restated Credit Agreement, dated March 6, 2026.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stoneridge, Inc.

Date: March 11, 2026	/s/ Matthew R. Horvath
Matthew R. Horvath Chief Financial Officer and Treasurer (Principal Financial Officer)